                                                                   Exhibit 10.23
                            LEASE AGREEMENT between

                           THE HAVERDYNE COMPANY, LLC
                                  ("Landlord")

                                      and

                                 QUALTRON, INC.

                                   ("Tenant")

ARTICLE 1    TERM

ARTICLE 2    FIXED RENT, ADDITIONAL RENT & DEPOSIT

ARTICLE 3    ADJUSTMENTS TO FIXED RENT

ARTICLE 4    TAXES, ASSESSMENTS & CHARGES

ARTICLE 5    INSURANCE

ARTICLE 6    REPAIRS

ARTICLE 7    COMPLIANCE WITH LAW AND REGULATIONS

ARTICLE 8    ALTERATIONS AND IMPROVEMENTS

ARTICLE 9    MECHANICS' LIENS

ARTICLE 10   WASTE

ARTICLE 11   INSPECTION BY LANDLORD

ARTICLE 12   ASSIGNMENT AND SUBLETTING

ARTICLE 13   UTILITIES

ARTICLE 14   HOLD HARMLESS AND INDEMNIFICATION

ARTICLE 15   CASUALTY

ARTICLE 16   CONDEMNATION/EMINENT DOMAIN

ARTICLE 17   BANKRUPTCY/INSOLVENCY AND DEFAULT OF TENANT

ARTICLE 18   NOTICES

ARTICLE 19   LESSER AMOUNT OF RENT

ARTICLE 20   QUIET ENJOYMENT

ARTICLE 21   LIMITATION OF LANDLORD'S LIABILITY

ARTICLE 22   ESTOPPEL NOTICES

ARTICLE 23   REMEDIES

ARTICLE 24   UNAVOIDABLE DELAYS

ARTICLE 25   SUBORDINATION

ARTICLE 26   NOTICES OF DEFAULT

ARTICLE 27   NOTICE OF LEASE

ARTICLE 28   USE

ARTICLE 29   CONDITION OF PREMISES

ARTICLE 30   LATE CHARGES

ARTICLE 31   MISCELLANEOUS

ARTICLE 32   GUARANTY OF LEASE

ARTICLE 33   WAIVER OF SUBROGATION RIGHTS

ARTICLE 34   SURRENDER OF PREMISES

ARTICLE 35   RESTRICTION OF USE

ARTICLE 36   INVALIDITY OF PROVISIONS

ARTICLE 37   HAZARDOUS SUBSTANCES

                                LEASE AGREEMENT
                                ---------------

THIS AGREEMENT, made this 12 day of May, 1998 by and between:

THE HAVERDYNE COMPANY, LLC, a Massachusetts Limited Liability Company, having an address of PO Box 8283, Haverhill MA 01835, (hereinafter referred to as "Landlord"),

and QUALTRON, INC. a corporation organized under the laws of the Commonwealth of Massachusetts, having an address of Jefferson Office Park, 800 Turnpike, Suite 300, N. Andover, MA 01845 (hereinafter referred to as "Tenant").

                                   WITNESSETH
                                   ----------

     THAT Landlord for and in consideration of the rentals and covenants hereinafter mentioned on the part of Tenant, its successors and assigns, to be performed, is constructing a 45,000(+/-) square foot building (hereinafter "the building"), and associated improvements upon a certain parcel of land, consisting of 4.29 acres (+/-) and shown on the site plan attached to this Lease (Exhibit "A") situated in Haverhill Massachusetts at 135 Ward Hill Avenue, which building, improvements and land are collectively referred to in the lease as the "PROPERTY", and has leased, and by these presents does Lease, unto Tenant, and Tenant does hereby take and hire from Landlord upon and subject to the conditions hereinafter expressed premises consisting of a portion of the building and improvements now or hereafter erected thereon situated in Haverhill, Massachusetts which Premises are described as set forth in Exhibit "A" and shown outlined in red annexed hereto and made a part hereof, which a portion of the building and improvements, including all permitted improvements, alterations or additions thereto, is collectively referred to in this Lease as the "PREMISES".

     TO HAVE AND TO HOLD THE PREMISES unto Tenant, its successors and assigns, for a term of three (3) years commencing on the Commencement Date as provided in
Article 1, infra, and terminating at noon on the day which shall be exactly three (3) years thereafter.

     IT IS FURTHER understood and agreed by and between the parties hereto as follows:

                                  ARTICLE 1.
                                  ----------

                                      TERM
                                      ----

     The term of this Lease shall be three (3) years commencing on June 15, 1998 (which date is hereinafter referred to as the Commencement Date) and ending at noon on June 15, 2001. Tenant shall have the option to extend this lease for one two (2) year period subject to the terms and conditions specified in Article 3.

                                  ARTICLE 2.
                                  ----------

                    FIXED RENT, ADDITIONAL RENT AND DEPOSIT
                    ---------------------------------------

     Tenant covenants to pay to Landlord for each Lease year of the term hereof a net annual basic rental of (see Rental Schedule attached hereto as Exhibit "B") ($86,679.60), in equal monthly installments of Seven thousand two hundred twenty three and 30/100 ($7,223.30), (hereinafter referred to as the "Fixed Rent") as follows: Fixed Rent shall be payable in advance on the first day of each and every calendar month of the term hereof (hereinafter sometimes referred to as "Rents Days") in lawful money of the United States of America at The Haverdyne Company, LLC, PO Box 8283, Haverhill, MA 01835 or at such other place as may hereafter be designated by Landlord. Fixed Rent for any period of less than one month shall be adjusted pro-rata.

     Fixed Rent shall be paid to Landlord, without notice or demand and without deduction, set-off or other charge therefrom or against the same, except for such payments as Tenant may make of Landlord's obligations in accordance with
Article 25 hereof, or except as provided in Articles 15 or 16 hereof, so that this Lease shall yield to Landlord Fixed Rent on a net basis, for and during each and every Lease year of the term of this Lease.

     Tenant shall also pay, monthly in advance, "Additional Rent" consisting of all taxes, assessments, charges, utility costs, insurance premiums, repair costs and expenditures of Landlord as set forth in Articles 4, 5, 6, 7, 13 and 17, or in any other part of this Lease. In the event of Tenant's default in payment, Landlord shall have (in addition to any remedies granted Landlord hereunder for Fixed Rent) all legal, equitable or other remedies provided by law for non-payment of rent.


     A total of $27,870.90 representing the first month's and last month's rent and a security deposit, shall be paid by Tenant to Landlord upon the execution of this lease.

                                  ARTICLE 3.
                                  ----------

                           ADJUSTMENTS TO FIXED RENT
                           -------------------------

     The Fixed Rent described above will remain in effect for the first year of the initial term of this Lease. Commencing with the beginning of the second year of the Lease Term, the Fixed Rent will be increased by an amount equal to 100% of the cumulative increase of the Consumer Price Index as published by the Department of Labor for the Boston, Massachusetts area during the previous year, or the Base Year. The Base Year in this instance will be established as the first full year of the Lease Term. The Fixed Rent will be increased in each subsequent year by an amount equal to 100% of the cumulative increase of the Consumer Price Index during the previous year, throughout the term of the Lease or any extensions or options thereof, except as specified below. Once adjusted as provided herein, Fixed Rent shall not be adjusted again until the following year.

     Tenant has the option to extend the Lease for one two (2) year period. Six months prior written notice from Tenant is required to exercise the option period, unless at least sixty (60) days prior to the expiration of the second year of the term Landlord notifies Tenant in writing of Landlord's need for additional tenant space, in which case Tenant is required to provide twelve (12) months prior written notice. If Tenant exercises the option as set forth herein, the Fixed

-------------
     * See Exhibit "B" attached hereto and made a part hereof.

Rent for the first year of the option period shall be the Fixed Rent in effect as of the end of the initial term, as adjusted in the manner described in the paragraph immediately preceding, and the Fixed Rent for the second year shall be adjusted in like manner.

     If publication of the Consumer Price Index shall be discontinued, the parties hereto shall thereafter accept comparable statistics on the cost of living in Boston, Massachusetts, as they shall be computed and published by an agency of the United States or by a responsible financial periodical or recognized authority then to be selected by the parties hereto or, if the parties cannot agree upon a selection, by arbitration conducted under the auspices of the American Arbitration Association. In the event of (1) use of comparable statistics in place of the Index figure at other than monthly intervals, there shall be made in the method of computation herein provided for such revisions as the circumstances may require to carry out the intent of this Article, and any dispute between the parties as to the making of such adjustment shall be determined by arbitration conducted under the auspices of the American Arbitration Association.

                                  ARTICLE 4.
                                  ----------

                          TAXES, ASSESSMENTS & CHARGES
                          ----------------------------

     Tenant shall pay monthly to the Landlord as Additional Rent, a pro-rata share of all real estate taxes and assessments or substitutes therefore or supplements, thereto, upon, applicable, attributable or reasonably allocable to the PREMISES or any part thereof of any tax year or other tax period or partial tax year or period during the term hereof. Tenant shall also pay to the Landlord the amount of all assessments, impositions and taxes made, levied or assessed against or imposed upon any and all property of Tenant.

     Upon receipt of each bill for, real estate taxes assessed against the PREMISES, Tenant shall pay all real estate taxes which are assessed or imposed upon the PREMISES or any part thereof, or become payable during the term of this Lease. The Tenant shall furnish to the Landlord for its inspection, within thirty (30) days after the date any amount is payable by the Tenant, as provided in this Article 4, certified receipts of the appropriate taxing authority or other proof satisfactory to the Landlord evidencing payment. Without limitation, Tenant shall also pay as Additional Rent any and all water and sewer rates, fees, rents and charges, energy charges, other utility charges, sprinkler standby charges and the like (if any), which shall during the term hereof be laid, assessed, levied or imposed upon the PREMISES or which may be allocable to or which become due and payable with respect to the PREMISES of any part thereof. Tenant shall pay the amount of all utility use charges and energy use charges directly to the appropriate suppliers thereof and shall, upon demand, provide Landlord with proof of payment thereof. Tenant shall also pay prior to the due date thereof the amount of any and all assessments which shall or may be laid, assessed, levied or imposed upon the PREMISES for public improvements or benefits commenced or completed during the term hereof and shall, upon demand, provide Landlord with proof of payment thereof.

     All obligations referred to in this Lease shall be pro-rated by the parties, to account for any fiscal period which does not coincide with the Lease terms.

     In addition, Landlord shall cooperate with Tenant tax abatement, but all costs and expenses are to be born by Tenant.

     If the PREMISES are not separately taxed or if water and sewer rates, fees, rents and charges, energy charges, other utility charges, sprinkler standby charges and the like (if any) are not separately billed for the PREMISES or if assessments for public improvements or benefits are not separately laid, assessed, levied or imposed upon the PREMISES, then in any of such events Landlord shall apportion the taxes, charges or assessments attributable to the PREMISES on a pro-rata basis, established as 32.95% of such taxes and/or other amounts payable with respect to the entire Property at the commencement of the lease term and bill the TENANT for such amount. Landlord shall pay such taxes, utility charges and the like which are not separately taxed or metered to Tenant, and upon request from Tenant from time to time shall provide to Tenant evidence of such payment. Landlord shall be entitled to project the annual cost of any taxes, assessments or charges and to bill TENANT monthly for same. Landlord's good faith projection of any such amounts shall be final and binding upon Tenant, and Tenant shall pay the amount billed by Landlord within fifteen
(15) days after Landlord sends the bill to Tenant. It is intended by this procedure that, to the fullest extent possible, all taxes, charges or assessments will be paid by Tenant in advance. The initial projections which Landlord has been able to make as of the commencement of this lease are set forth in Exhibit "B", which is attached hereto and made a part hereof. After the end of each lease year, Landlord shall provide Tenant a summary bill for the prior year and with documentation verifying the actual cost of any projected items already billed and for those not billed but due from Tenant. Tenant shall pay the amount billed within thirty (30) days after Landlord sends bill to Tenant. Any amount previously paid by Tenant which is in excess of the actual cost to Landlord shall be, at Landlord's option, refunded to Tenant or credited against the next payment of taxes, assessments and charges due from Tenant.

     If at any time during the term of this Lease the methods of taxation prevailing at the execution hereof shall be changed or altered so that in lieu of or a supplement to or a substitute for the whole or any part of the real estate taxes or assessment now or from time to time hereafter levied, assessed or imposed by applicable taxing authorities, there shall be imposed (i) a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy or otherwise, on the rents received from the PREMISES, or (ii) a tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the PREMISES and imposed upon Landlord, or (iii) a license fee measured by the rent payable under this Lease, then all such taxes, assessments, levies, imposition and/or charges, or the part thereof so measured or based shall be deemed to be included in the general real estate taxes and assessments payable by Tenant pursuant hereto, to the extent that such taxes, assessments, levies, impositions and charges would be payable if the PREMISES were the only property of Landlord subject thereto, and Tenant shall pay and discharge the same as herein provided in respect of the payment of general real estate taxes and assessments. Tenant shall not, however, be obligated to pay any portion of any net income or tax on the privilege of doing business tax imposed on Landlord. Items payable by Tenant pursuant to the provisions of this Article are sometimes referred to in this Lease as "impositions."

                                  ARTICLE 5.
                                  ----------

                                   INSURANCE
                                   ---------

     Section 1. Landlord shall procure and maintain throughout the term of this Lease the following insurance with respect to the PROPERTY:

(a) comprehensive single limit general public liability insurance against claims for personal injury, death, or property damage occurring upon, in or about the PROPERTY, or in or about the adjoining streets, sidewalks, parking areas and passageways, such insurance to afford protection to the limit of not less than One Million ($1,000,000.00) Dollars;
(b) casualty and fire insurance policies with full extended coverage provisions with respect to the PROPERTY in an amount not less than 100% of the replacement cost of the buildings and improvements therein, but in no event less than the amount sufficient to avoid the effect of the co-insurance provisions of the applicable policy or policies; and
(c) if the PROPERTY are in a flood hazard area, flood hazard insurance in the amount of the full replacement cost of the building thereof or if such amount of insurance is not obtainable, in the maximum amount which is so obtainable.

     Tenant shall pay, as Additional Rent, the portion of the cost of such insurance as is attributable to the Premises, as set forth in Section 2 below. Landlord may, at its option, maintain insurance in addition to the insurance referred to above (for example, at higher levels), but Tenant shall not be obligated to pay anything toward the cost of such additional insurance maintained by Landlord.

     Section 2. All policies required under the provisions of Section 1 of this Article 5 shall name Landlord and Tenant as an insured, and Landlord shall provide to Tenant evidence of the maintenance of such insurance. Landlord will bill Tenant for tenant's pro rata share of the costs of the insurance set forth in Section 1 above, namely 32.95% thereof and Tenant shall pay on a monthly basis one twelfth of such pro-rata share of premiums. It is intended by this procedure that all insurance costs will be paid by Tenant in advance of the effective date of the insurance policy in question. After the end of each lease year, Landlord shall verify to Tenant the actual insurance costs for such year and any deficiency or overage shall be paid by Tenant, or credited to Tenant, in the manner of the year-end reconciliation of taxes provided in Article 4 above.

     Section 3. Neither Landlord, its servants, agents or employees nor any mortgagee, of the PROPERTY, shall be liable or responsible for, and Tenant hereby releases Landlord, its servants, agents or employees and each mortgagee of the PROPERTY from all liability and responsibility to Tenant and any person claiming by, through or under Tenant, for any injury, loss or damage to any person or property in or around the PROPERTY or PREMISES to Tenant's business irrespective of the cause of such injury, loss or damage, except for the grossly negligent or intentionally wrongful acts of the Landlord. Notwithstanding the foregoing, Tenant retains the right to claim that Landlord has breached its obligations under this lease but has hereby released Landlord from liability for the type of injuries specified herein resulting therefrom.

     Section 4. Tenant shall procure and maintain, at Tenant's cost and expense, throughout the term of this Lease the following insurance with respect to the PREMISES:

(a) comprehensive single limit general public liability insurance against claims for personal injury, death, or property damage occurring upon, in or about the PREMISES, such insurance to afford protection to the limit of not less than One Million ($1,000,000.00) Dollars;

(b) casualty and fire insurance policies with full extended coverage provisions with respect to Tenant's property located with the PREMISES in an amount not less than 100% of the replacement cost thereof, but in no event less than the amount sufficient to avoid the effect of the co-insurance provisions of the applicable policy or policies, which policies may include provisions for retained risk or deductible damages not to exceed $50,000.

All policies required under the provisions of Section 4 of this Article 5 shall name Landlord and Tenant as an insured, and Tenant shall provide to Landlord evidence of the maintenance of such insurance.

                                  ARTICLE 6.
                                  ----------

                                    REPAIRS
                                    -------

     Section 1. Landlord, throughout the original or extended term of this lease, shall maintain the building, and the adjacent sidewalks and parking areas in good order and tenantable condition, and shall have the exclusive right to make repairs to the interior of the PREMISES. Tenant, however, shall be responsible for the cost and expense of all necessary repairs to the PREMISES, or replacements thereof, interior and exterior, structural and non-structural, ordinary as well as extraordinary, foreseen as well as unforeseen, except repairs and replacements necessitated by damage by fire or other insured casualty or condemnation (which shall be governed by the provisions of Article 15 and 16 of this Lease). When used in this Article, the term "repairs" shall include replacements or renewals when necessary. Notwithstanding the Landlord's right and undertaking to maintain the building and its adjacent sidewalks and parking areas, and to make necessary repairs to the interior of the PREMISES, Tenant shall nonetheless itself keep the PREMISES in good tenantable order and condition, and shall suffer no waste or injury thereto. Tenant shall maintain all equipment which is part of the PREMISES in good and operable condition, except for ordinary wear and tear, unavoidable casualties, and except for those conditions and casualties caused by the negligent or intentionally wrongful acts of the Landlord, (for which Landlord will reimburse Tenant). Tenant shall notify Landlord promptly of the need for any repairs of the PREMISES.

     Section 2. Landlord shall arrange for all work and materials contemplated by Section 1 above which relate to the PREMISES and any other part of the building as well, such as, for example, a new roof, and Tenant shall be responsible on a pro-rata basis for the cost of necessary repairs to the building. Landlord shall then apportion the costs of such work and materials attributable to the PREMISES on a pro-rata basis, namely 32.95% thereof, and bill tenant for such amount. Tenant shall pay the bill submitted by Landlord within fifteen (15) days after Landlord sends the bill to the Tenant. It is intended by this procedure that all repair costs will be paid by Tenant in advance of the performance of any repair work. After the end of each lease year, Landlord shall verify to Tenant the actual repair costs for such year and any deficiency or overage shall be paid by Tenant, or credited to Tenant, in the manner of the year-end reconciliation of taxes provided in Article 4 above.

     Section 3. Landlord shall not be responsible to Tenant or to any other party whatsoever for any loss of or damage to property, or injury to persons occurring in or about the PREMISES by reason of any existing or future condition, defect, matter of thing in the PREMISES, except to the extent occasioned by the intentional misconduct or negligence of Landlord, its servants, agents or employees, or any mortgagee, and not covered by applicable policies of insurance required to be maintained by Tenant pursuant to this Lease. In the event that Tenant shall fail or neglect to make any necessary repairs as and to the extent required of Tenant pursuant to this Lease, then Landlord or its agents may, without any obligation so to do, after thirty (30) days notice to Tenant and upon Tenant's failure to cure the same within said thirty (30) days, enter the PREMISES and make said repairs at the cost and expense of Tenant, and in case of Tenant's failure to pay therefor, the said cost and expense shall be added to the next month's rent together with interest at fifteen percent (15%) per annum (or the maximum amount permitted by law, whichever shall be less), as Additional Rent and shall be due and payable as such.

                                  ARTICLE 7.
                                  ----------

                      COMPLIANCE WTTH LAW AND REGULATIONS
                      -----------------------------------

     Tenant throughout the term of this Lease, at Tenant's sole cost and expense, shall promptly comply with all laws and ordinances and the orders, rules, regulations and requirements of all federal, state and municipal governments or authorities and appropriate departments, commissions, boards and officers thereof and the orders, rules and regulations of any Board of Fire Underwriters or similar body or agency where the PREMISES are situated, or any body, now or hereafter constituted, exercising similar functions, foreseen or unforeseen, ordinary or extraordinary, relating to the specific nature of Tenant's use and occupancy of the PREMISES.

     Tenant hereby acknowledges that the building containing the PREMISES has been financed by tax exempt bonds issued by the Massachusetts Industrial Finance Agency (hereafter "MIFA") which require that the building, including the PREMISES, be used for manufacturing purposes and which impose restrictions on the amount of non-manufacturing space permitted. Tenant represents, warrants and covenants that for the entire duration of its Tenancy, it shall use the PREMISES for manufacturing purposes and that the amount of non-manufacturing space contained therein shall not be permitted to exceed twentyfive hundred (2,500) square feet. The failure of Tenant to comply with the requirements and restrictions set forth herein shall constitute a non-waivable breach of this lease.

     Tenant will observe and comply with the requirements of the carriers of any policy of insurance respecting the building, PROPERTY or PREMISES and the requirements of all policies of public liability, fire, casualty and all other policies of insurance at any time in force with respect to same, provided that Landlord notifies Tenant of the requirements of said policies.

     In the event that Tenant shall fail or neglect to comply with any of the aforesaid obligations, then Landlord without any obligation so to do, after thirty (30) days notice to Tenant and upon Tenant's failure to cure the same within said thirty (30) days, may enter the PREMISES and effect compliance at the cost and expense of Tenant, and in case of Tenant's failure to pay therefor, the said cost and expense shall be added to the next month's rent, together with interest at fifteen (15%) percent per annum, (or the maximum amount permitted by law, whichever shall be less) as Additional Rent and shall be due and payable as such.

                                  ARTICLE 8.
                                  ----------

                          ALTERATIONS AND IMPROVEMENTS
                          ----------------------------

     Tenant shall have the right during the term of this Lease to make such alterations or additions to the PREMISES as Tenant shall deem necessary or desirable in connection with the requirements of its business, which alterations and additions shall be made in all cases subject to the following conditions which Tenant shall observe and perform:

(a) No signage shall be fixed to any building or located in or about the PREMISES Landlord's prior written consent, which shall be expressed in a letter delivered at the time of the execution of this lease.
(b) No alteration or addition deemed structural or capital in nature shall be undertaken until Tenant has obtained Landlord's prior written approval which the Landlord shall not unreasonably withhold.
(c) No alteration or addition shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations of the various governmental agencies having jurisdiction thereover. Landlord agrees to join in the application for such permits or authorizations whenever such action is necessary.
(d) All alterations and additions when completed shall be of such as character as not to reduce, or otherwise adversely affect, the value of the PREMISES, nor to reduce the size of the building, the cubic content thereof, nor change the character of the PREMISES. Tenant shall make all repairs to and replacements of such alterations and additions made by it in and to the PREMISES.
(e) All work done by Tenant shall be done promptly, in a good and workmanlike manner, and in compliance with the building and zoning laws of the municipality in which the PREMISES are located and in compliance with all laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and authorities and the appropriate departments, commissions, boards and officers thereof, and in accordance with the orders, rules and regulations of the Board of Fire

     Underwriters where the PREMISES are situated or any other body exercising similar functions and having jurisdiction thereof; said alterations or additions shall be constructed and completed free of liens for labor and material supplied or claimed to have been supplied to the PREMISES.

(f) Tenant shall, at Tenant's sole cost and expense, at all times when any work is in process in connection with any alterations or additions, maintain Builders Risk casualty insurance policy coverage in the amount of the full replacement cost thereof, and statutory Workmen's Compensation Insurance covering all persons employed in connection with the work and with respect to whom death or injury claims could be asserted against Landlord, Tenant or the PREMISES, general liability insurance for the mutual benefit of Tenant and Landlord by obtaining policies of insurance with the same limitations of coverage as set forth in Article 5, during the period of such construction. All such insurance will be issued by a company or companies authorized to do business in the Commonwealth of Massachusetts and reasonably satisfactory to Landlord, and all such policies (or certificates therefor) shall be delivered to Landlord and shall provide for at least twenty (20) days prior written notice to Landlord of cancellation.

(g) All alterations and additions made or installed by Tenant shall be and become the property of Landlord without payment therefor by Landlord, and shall be surrendered to Landlord upon the expiration or sooner termination of the term of this Lease, unless Tenant elects to remove the same or Landlord requires Tenant to remove the same at Tenant's expense prior to the expiration or sooner termination of the Lease (and Landlord shall notify Tenant at the time of Landlord's approval as to whether or not such removal will be required) and in such event Tenant shall restore the PREMISES to the condition it was in prior to the installation of the said improvements or alterations and additions. Provided that Tenant shall not be in default of any of its obligations under this Lease and all prior defaults shall have been fully cured at the termination of the term hereof, Tenant shall have the right to remove its trade fixtures and personal property from the PREMISES provided, however, that Tenant shall, at its own cost and expense, repair any damage caused by such removal and shall have restored the PREMISES to the condition that it was in prior to the installation of Tenant's said trade fixtures and personal property.

     Except as above specifically contemplated, Tenant shall not in any manner make or suffer to be made any additions or alterations to or of the PREMISES.

     Notwithstanding anything in the foregoing to the contrary, Tenant shall be free at all times to bring its own furniture, fixtures, equipment, machinery, tools, tooling and other personal property on the PREMISES prior to the termination or expiration of this Lease.

                                  ARTICLE 9.
                                  ----------

                                MECHANICS' LIENS
                                ----------------


     Tenant shall not suffer or permit any liens, mechanics' liens, mechanics' notices of intention, or the like to be filed against the PREMISES or any part thereof by reason of work, labor, services, equipment or materials supplied or claimed to have been supplied to or on behalf of Tenant or anyone holding the PREMISES or any part thereof through Tenant. Before any persons or entities perform any work or supply any materials to the PREMISES which could form the basis for a mechanic's lien, Tenant shall require such persons or entities to waive their mechanic's lien rights, said waiver to be done in writing and conspicuously. If any such lines, mechanics' liens, mechanics' notices of intention, or the like shall at any time be filed against the PREMISES, Tenant shall cause the same to be discharged of record within thirty (30) days after the date of filing the same, or if Landlord shall by written agreement with Tenant, permit same to remain undischarged, Tenant shall post an insurance company surety bond providing for and securing due payment thereof and holding Landlord harmless and indemnifying it with respect thereto. Tenant shall not have any right whatsoever to subject the interests of Landlord in the PREMISES or in the fee simple title thereto to any mechanics' liens or other liens whatsoever and nothing contained in this Lease shall be deemed to operate as an express or implied consent to Tenant to subject the interests of Landlord to any such lien or liens.

                                  ARTICLE 10.
                                  -----------

                                     WASTE
                                     -----

     Tenant covenants not to permit the PREMISES to fall into disrepair or to do or suffer any waste or damage, disfigurement or injury to any building or improvement now or hereafter on the PREMISES, or any material portion thereof, or to permit or suffer any stationary overloading of the floors thereof. Tenant covenants to keep that portion of the PREMISES outside of any building in a neat and attractive condition, free of accumulations of trash and debris.

                                  ARTICLE 11.
                                  -----------

                            INSPECTION BY LANDLORD
                            ----------------------

Section 1. Tenant agrees to permit Landlord and the authorized representative of Landlord to enter the PREMISES during usual business hours of Tenant (a) for the purpose of inspecting the same and (b) if Landlord so elects, but without any obligation so to do, and if Tenant has failed to do so within a reasonable time*, for the purpose of making any necessary repairs to the PREMISES and performing any work therein which may be reasonably necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or of the Board of Fire Underwriters or any similar body, or which may be reasonably necessary to prevent waste or deterioration in connection with the PREMISES. Nothing herein shall imply

------------------
    * After 30 day period as called for in Article 7 has expired.

any duty upon the part of Landlord to do any work which, under any provision of this Lease, Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver by Landlord of Tenant's default in failing to perform the same. Landlord may, during the progress of any such work in the PREMISES, keep and store upon the PREMISES all necessary materials, tools and equipment. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making such repairs or the performance of any such work in the PREMISES, or on account of bringing materials, supplies and equipment into or through the PREMISES during the course thereto and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever; provided always, however, that to the extent that Landlord elects to perform or is obligated to perform any such repairs pursuant to the provisions of this Lease, Landlord agrees that (to the extent reasonably practicable under the circumstances) Landlord shall use its best efforts to cause such repairs to be performed in such a way as to cause a minimum of inconvenience to Tenant in the operation of Tenant's business in the PREMISES and to cause the said work to be accomplished in as expeditious a manner as is reasonably practicable.


     Section 2. During the final six (6) months of the term, Landlord is hereby given the right at any time during usual business hours and upon prior notice to Tenant to enter the PREMISES and to exhibit the same for the purposes of sale and/or Lease. Landlord shall be entitled to show PREMISES to potential buyers and/or prospective tenants and to display on the PREMISES in such manner as not unreasonably to interfere with Tenant's business the usual "For Sale" or "To Let" signs and Tenant agrees that such signs may remain, unmolested, upon the PREMISES.

     Section 3. During any such inspection, Landlord agrees to preserve the confidentiality of Tenant's materials, and agrees to indemnify Tenant against negligent or intentionally wrongful act while on the PREMISES.

                                  ARTICLE 12.
                                  -----------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     Section 1. Unless Landlord shall have given its prior written consent thereto, Tenant may not assign this Lease or sublet the PREMISES. Under no circumstances shall Tenant be permitted to assign or sublet to anyone failing to meet the MIFA requirements for use and occupancy as set forth in Article 7. In the event that this Lease shall be assigned or the PREMISES sublet, then and in that event one-half of the net proceeds (after deducting Tenant's reasonable costs incurred in connection with such assignment or subletting), avails and profits of any such assignment or subletting shall be paid to and shall constitute the sole and exclusive property of the Landlord herein.

     Section 2. Should Tenant at any time during the term hereof desire to assign this Lease or sublet the PREMISES, Tenant shall furnish Landlord with thirty (30) days or more advance written notice (prior to the date of such proposed assignment) specifying therein the date of such proposed assignment or subletting, the name and address of the proposed assignee or subtenant, and if a corporation or partnership, its principals and the nature of the business proposed to be conducted in the PREMISES by said assignee or subtenant. If Tenant assigns this

Lease or sublets the PREMISES without previously obtaining Landlord's consent as foresaid, Landlord, by giving notice to the Tenant within thirty (30) days after receipt of notice thereof, shall have the option to cancel and terminate this Lease effective as of the date of such assignment or subletting or as of the last day of the thirty (30) day notice period mentioned in this sentence, whichever date shall be later. Landlord's failure to exercise its option as contemplated by this Section 2 shall NOT be deemed to constitute Landlord's consent to Tenant's proposed assignment of this Lease of the PREMISES or any part thereof.

     Section 3. Without limiting any of the provisions of Article 17, if pursuant to the Federal Bankruptcy Code (or any similar law hereafter enacted having the same general purpose) Tenant is permitted to assign this Lease or sublet the PREMISES notwithstanding the restrictions contained in this Lease, adequate assurance of future performance by an assignee or subtenant expressly permitted under such Code shall be deemed to mean the deposit of cash security in an amount equal to the sum of one year's Fixed Rent plus an amount equal to the Additional Rent for the Lease year preceding the year in which such assignment or subletting is intended to become effective, which deposit shall be held by Landlord for the balance of the Term, without interest, as security for the full performance of all Tenant's obligations under this Lease.

                                  ARTICLE 13.
                                  -----------

                                   UTILITIES
                                   ---------

     Section 1. Tenant agrees, at its own sole cost and expense, to pay, or cause to be paid immediately when due, all charges for gas, electricity, light, heat, power, sewer, water, sprinkler stand-by fees, telephone or other communication service and all other utilities used, rendered to, or supplied upon and/or in connection with the PREMISES throughout the term of this Lease, or ordered or used by Tenant prior or subsequent thereto, and to indemnify the Landlord and save it harmless against any liability therefor or damages on such account. Landlord shall not in any event be liable to Tenant or responsible to Tenant for any stoppage or interruption in any utility service furnished to the PREMISES, or for the failure to obtain or inability to obtain any energy source or fuel of any type or nature whatsoever, unless such condition(s) is caused by the negligent or intentionally wrongful acts of the Landlord. No such stoppage or inability of Tenant to obtain any such energy source or fuel shall operate to constitute a constructive eviction of Tenant or relieve Tenant of its obligations to pay rent under this Lease, unless such condition(s) is caused by the negligent or intentionally wrongful acts of the Landlord.

     Section 2. In the event that Tenant shall fail or neglect to pay for any utilities, then Landlord, without any obligation so to do, after ten (10) days notice to Tenant and upon Tenant's failure to pay the same within said ten
(10) days may pay the same and the said cost and expense shall be added to the next month's rent as Additional Rent, together with interest at fifteen (15%) percent per annum, (or the maximum amount permitted by law, whichever shall be less) and shall be due and payable as such.

                                  ARTICLE 14.
                                  -----------

                        HOLD HARMLESS AND INDENEIMCATION
                        --------------------------------

     Section 1. This Lease is made upon the express condition that Tenant agrees to save Landlord harmless from and indemnify it against all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any injury in or about the PREMISES to any person or persons, including without limitation, Tenant, its servants, agents and employees, and damage in or about the PREMISES to any property of any kind whatsoever, and to whomsoever belonging, including without limitation, damage to property of Tenant, its servants, agents and employees, and other parties, which such injury to persons or damage to property occurs as a result of or from any cause or causes whatsoever, including, without limitation, damage from water and/or steam leakage into or upon the PREMISES, or its appurtenances, or damage or injury occurring on or about the sidewalks or parking areas adjacent thereto, during the term of this Lease or any occupancy hereunder, except to the extent occasioned solely by the intentional misconduct or gross negligence of Landlord, its servants, agents or employees, or any mortgagee, and not covered by policies of insurance required to be maintained by Tenant pursuant to this Lease.

     Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, equipment, improvements, wares and merchandise in, upon or about the PREMISES and for injuries to Tenant, its servants, agents, employees or third persons in or about the PREMISES from any cause arising at any time, except to the extent occasioned solely by the intentional misconduct or negligence of Landlord, its servants, agents or employees, or any mortgagee, and not covered by applicable policies of insurance required to be maintained pursuant to this Lease.

     Section 2. If Landlord is made a party defendant to any litigation concerning this Lease or the PREMISES and concerning a claim whereon Tenant has some duty to hold Landlord free and harmless from and to indemnify Landlord as set forth in paragraph 1, then Tenant shall hold Landlord harmless from all costs including, but not limited to, reasonable attorneys' fees, and liability by reason thereof incurred by Landlord in connection with such litigation and all taxable court costs regardless of whether any such claim is meritorious or lacking in merit.

     Section 3. Tenant's obligations under this Article 14 are conditioned on Landlord's giving written notice to Tenant of any claim or demand by a third party which Landlord has determined has given rise to or could reasonably give rise to a claim for indemnification pursuant to this Article 14. Tenant shall then have a reasonable time (not to exceed thirty (30) days) after receipt of such written notice from Landlord in which to retain counsel reasonably satisfactory to Landlord to defend such third party claim or demand on behalf of Landlord. In such case, Landlord shall make available to Tenant and its agents and representatives all records and other materials which are reasonably required in the defense of such third party claim or demand and shall otherwise cooperate with and assist Tenant in the defense of such third party claim or demand. So long as Tenant is defending such third party claim or demand in good faith, Landlord shall not settle or compromise such third party claim or demand. In the event of any third party claim or demand for which Landlord is entitled to indemnification hereunder, Tenant shall pay all reasonable legal fees and other costs and expenses incurred by Tenant as the same become due, and Tenant shall pay on demand any nonappealable judgment or other resulting obligation of such third party claim or demand.

     Section 4. Landlord's right to indemnification pursuant to this Article 14 is subject to the limitation that Landlord shall not be entitled to assert any right of indemnification hereunder after the seventh anniversary date of the expiration of this Lease, except that if there shall then be pending any dispute, claim, proceeding or action involving an indemnification claim under this Lease, Landlord shall continue to have the right to be indemnified with respect thereto.

                                  ARTICLE 15.
                                  -----------

                                   CASUALTY
                                   --------

     Section 1. If the building containing the PREMISES shall be totally destroyed by fire, explosion (except for such fire or explosion caused by the negligent or wrongful acts of Tenant) or the elements, this Lease shall immediately terminate. Total destruction for this purpose shall be such damage or destruction to the building as would require the razing of entire sidewalls of the building before reconstruction would be practicable. Any rent or other payment unearned at the date of such total destruction which was therefor paid in advance by the Tenant shall be refunded to it by the Landlord, subject to the other provisions of this Lease.

     Section 2. *If the part of the building containing the PREMISES, or any part thereof shall be partially destroyed or damaged by fire, explosion, the elements, or other insured cause, the Landlord shall repair the same as speedily as possible, utilizing the proceeds of the insurance carrier on said building and paid for by the Tenant. Until the portion of the building containing the PREMISES so partially destroyed or damaged shall have been restored to its pre-existing condition, there shall be a reasonable abatement of rent and other charges due and payable during the term of restoration, the amount of such abatement of rent depending upon the character and extent of damage and loss of use to the Tenant.

     Nothing in this Agreement and Lease contained shall obligate the Landlord to use the proceeds of insurance payable to the Owner to replace or repair the personal property of any type or description of the Tenant.


-----------
     * Notwithstanding any other provisions contained in this Article 15,
Section 2., Tenant shall have the option to terminate this Lease if (a) the damage to the PREMISES is such that, in Tenant's and Landlord's reasonable estimation, restoration will not be completed within three (3) months after the date of the casualty or (b) restoration has not, in fact been completed within five (5) months after the date of such casualty. If this Lease shall not be terminated as provided in this Article 15, Section 2., Landlord shall act diligently to restore the PREMISES to its pre-existing condition.

                                  ARTICLE 16.
                                  -----------

                          CONDEMNATION/EMINENT DOMAIN
                          ---------------------------

     Section 1. This Lease shall terminate: (1) if the entire building containing the PREMISES shall be taken by condemnation or eminent domain; or (2) at the option of Tenant (exercisable by notice given to Landlord within thirty
(30) days after the date of any such taking) if a material part of the PREMISES shall be taken in any condemnation or eminent domain proceeding(s). A taking of a "material part" as such quoted words are used herein, shall mean the condemnation or taking by eminent domain in excess of 10% of the ground floor area of the building or in excess of 25% of the vacant land area of the parking area.

     Upon the termination of this Lease by reason of condemnation or eminent domain, Tenant shall be liable only for the payment of Fixed Rent, additional rent, impositions and other charges herein, pro-rated to the date of such termination, and Landlord shall refund any payment in excess thereof to Tenant.

     Section 2. Tenant may, if permitted by law, make any application for any award which might be independently payable to it in connection with Tenant's moving expenses, business dislocation damages of for the taking of Tenant's leasehold improvements, provided that no such application or any award rendered pursuant thereto shall operate to diminish any award which would otherwise be payable to Landlord. Tenant waives its right to and agrees that it shall not
(i) make any other claim in or with respect to any condemnation or eminent domain proceedings whatsoever or otherwise, or (ii) make any claim against Landlord in any other action for the value of the unexpired portion of this Lease or the term hereof. Except as above specifically provided, the total amount of all condemnation awards shall be the sole and exclusive property of the Landlord, and Tenant shall not participate therein or in the negotiation thereof or have any rights whatsoever with respect to the awards or the proceeds of any such proceedings.

     Section 3. In the event that any part of the PREMISES is taken in any condemnation or eminent domain proceedings and this Lease is not terminated pursuant to Section 1 hereof, then this Lease shall remain in full force and effect as to such remaining portion. Subject to the availability of the proceeds of any award for reconstruction and restoration, Landlord shall promptly reconstruct and restore the portion of the building upon the PREMISES remaining after such taking to the same condition as initially demised hereunder. In no event shall Landlord be obligated to expend any sums for such rebuilding or restoration in excess of the amount of money actually paid to and received by Landlord from any condemning authority, net of all expenses, which expenses shall include any payments required to be made to any mortgagee of the PREMISES to whom any such award may have been paid by such authority. The payment of any award by any condemning authority to Landlord's mortgagee and the application of such payment on account of Landlord's mortgage shall be deemed to constitute receipt or constructive receipt of payment by Landlord. The balance of any such proceeds shall, after completion of restoration and reconstruction, be retained by Landlord.

                                  ARTICLE 17.
                                  -----------

                  BANKRUPTCY/INSOLVENCY AND DEFAULT OF TENANT
                  -------------------------------------------

     Section 1. If, during the term of this Lease, Tenant shall default in performance of any of the covenants of this Lease (other than the covenants for the payment of Fixed Rent and/or Additional Rent), or if the PREMISES become vacant or deserted, or if Tenant shall fail to move into or take possession of the PREMISES within fifteen (15) days after the Commencement Date, or if any executions or attachments shall be issued against Tenant or any of Tenant's property whereupon the PREMISES shall be taken or occupied by someone other than Tenant, then in any such event Landlord may give to Tenant notice of any default or of the happening of any contingency in this Article referred to, and if at the expiration of thirty (30)* days after receipt of such notice the default or the contingency upon which said notice was based shall continue to exist, Landlord, at his option, may terminate this Lease, and upon such termination Tenant shall quit and surrender the PREMISES to Landlord, but Tenant shall nonetheless remain liable under the terms and conditions hereof as herein provided.

     Section 2. If Tenant shall default in the payment of the Fixed Rent and/or Additional Rent, or any part of the same, and if such default shall continue for ten (10) days, and if Landlord gives to Tenant notice thereof, and if at the end of five (5) business days after receipt of such notice the default shall continue to exist, Landlord may immediately thereafter terminate this Lease, but Tenant shall nonetheless remain liable under the terms and conditions hereof as herein provided.

     Section 3. Upon any termination of this Lease, Landlord or Landlord's agents and/or servants may immediately or at any time thereafter re-enter the PREMISES and remove all persons and all or any property therefrom either by summary disposes proceedings or by any suitable action or proceedings at law and may repossess said PREMISES together with all additions and alterations thereto, without such re- entry and repossession working a forfeiture or waiver of the rents to be paid and the covenants to be performed by Tenant during the full term hereof. In the event of termination of this Lease by reason of the occurrence of any of the events described in this Article, or in the event of the termination of this Lease by summary disposes proceedings or under provisions of law now or at any time hereafter in force by reason of or based upon or arising out of a default under or breach of this Lease on the part of Tenant or upon Landlord's recovering possession of the PREMISES in any circumstances whatsoever, whether with or without legal proceedings, by reason of or based upon or arising out of a default under or breach of this Lease on the part of Tenant, Landlord may, at its option, at any time and from time to time relet the PREMISES, or any part or parts thereof for the account of Tenant or otherwise, and receive and collect the rents therefor, applying the same first to the payment of such expenses as Landlord may have incurred in recovering possession of the PREMISES, including the legal expenses and reasonable attorneys' fees, and expenses of putting the same into good order or condition or preparing or altering the same for re-rental and all other expenses, commissions and charges paid, assumed or incurred by Landlord in reletting the PREMISES or


-------------
     * Unless such default is of a nature that it would take more than thirty
(30) days to cure and the Tenant has commenced to cure said default within the thirty (30) day period.

in connection with a termination of this Lease by reason of Tenant's default and then to the fulfillment of the covenants of Tenant hereunder. Any such reletting herein provided for may be, at Landlord's option, for the remainder of the term of this Lease or for a longer or shorter period and/or for a higher or lower rent and/or with the granting of concessions. Landlord shall use reasonable efforts to lease the PREMISES and obtain a reasonable rent and otherwise to mitigate its damages. In any such case and whether or not the PREMISES, or any part thereof be relet, Tenant shall pay to Landlord the Fixed Rent and all other charges required to be paid by Tenant pursuant to this Lease up to the time of such termination of this Lease, or of such recovery of possession of the PREMISES by Landlord, as the case may be, together with such expenses as Landlord may incur for attorneys' fees, brokerage fees and the cost of putting the PREMISES in good order or for preparing same for re-rental, and thereafter Tenant covenants and agrees if required by Landlord, to pay to Landlord until the expiration date of the term of this Lease, as herein provided, as and for liquidated damages the equivalent of the amount of all the Fixed Rent reserved herein, Additional Rent and all other charges required to be paid by Tenant, less the net avails of reletting, if any, and the same shall be due and payable by Tenant to Landlord on each of the Rent days herein provided. In computing such liquidated damages there shall be added to the deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising, and for keeping the PREMISES in good order or for preparing the same for re-letting. Landlord shall be entitled to retain any overage received as a result of its reletting of the PREMISES.

     Section 4. No expiration or termination of the Lease term pursuant to the provisions of this Article or by operation of law, or otherwise, (except as expressly provided herein), and no repossession of the PREMISES or any part thereof pursuant to this Article, or otherwise shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination or repossession.

     Section 5. If Tenant fails to pay any sums due Landlord pursuant to the provisions of this Lease, or to perform any other act on its part to be made or performed, as in this Lease provided, except as specifically provided to the contrary herein, then Tenant shall be deemed in default and Landlord may (but shall not be obligated to do so) terminate this Lease if such default shall continue for more than thirty (30)* days after written notice thereof from Landlord, without waiving or releasing Tenant from any obligation of Tenant in this Lease contained, and/or Landlord may make payment or perform any other act on the part of Tenant to be made and performed, as in this Lease provided, in such manner and to such extent as Landlord may deem desirable, and in exercising any such rights Landlord may pay necessary and incidental and reasonable costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. All sums so paid by Landlord and all necessary and incidental costs and expenses incurred by Landlord in connection with the performance of any such act by Landlord, together with interest computed thereon at the rate of fifteen (15%) percent per annum (or the maximum legal rate of interest applicable to such obligations, if any, then prevailing, whichever shall be less), from the date of the making of such expenditure by Landlord shall be deemed Additional Rent hereunder and, unless otherwise expressly provided, shall be payable to Landlord upon demand or at the

-------------
     * Unless such default is of a nature that it would take more than thirty
(30) days to cure and the Tenant has commenced to cure said default within the thirty (30) day period.

option of Landlord, may be added to Fixed Rent or additional rent then due or thereafter becoming due under this Lease, and Tenant covenants to pay any such sum or sums, with interest as aforesaid, and Landlord shall have, in addition to any other right or remedy, the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of Fixed Rent.

     Section 6. If this Lease shall terminate by reason of the occurrence of any default of Tenant or any contingency mentioned in this Article, Landlord shall at its option and election be entitled, notwithstanding any other provision of this Lease, or any present or future law, to recover from Tenant or Tenant's estate (in lieu of all monetary claims against Tenant for damages, additional rents, impositions and other charges) as damages for loss of the bargain and not as a penalty, a lump sum which at the time of such termination of this Lease equals the then present worth of the Fixed Rent and all other charges payable by Tenant hereunder that were unpaid or would have accrued for the balance of the term, less the fair and reasonable rental value of the PREMISES for the balance of such term, such lump sum being discounted to the date of termination at the rate of ten (10%) percent per annum, unless any statue or rule of law governing the proceeding in which such damages are to be proved shall limit the amount of such claim capable of being so proved, in which case Landlord shall be entitled to prove as and for liquidated damages by reason of such breach and termination of the Lease, the maximum amount which may be allowed by or under any such statute or rule of law. Nothing herein contained shall limit or prejudice Landlord's right to prove and obtain as liquidated damages arising out of such breach or termination the maximum amount to be allowed by or under any such statute or rule of law which may govern the proceedings in which such damages are to be proved.

     Section 7. No receipt of payment by Landlord from Tenant, after the termination of this Lease, as herein provided, shall reinstate, continue or extend the term or operate as a waiver of the right of Landlord to recover possession of the PREMISES, it being agreed that, upon termination, any and all payments collected shall be on account of Tenant's obligations hereunder.

                                  ARTICLE 18.
                                  -----------

                                    NOTICES
                                    -------

     All notices, demands and requests which may or are required to be given by either party to the other shall be in writing and shall be served by personal service or by first class or certified mail, return receipt requested, or by Federal Express or similar overnight delivery service. Service shall be deemed made when sent or tendered for delivery to the party for whom delivery was intended. All notices, demands and requests by Landlord to Tenant shall be sent or delivered to Tenant at the PREMISES, with a copy to Peabody & Brown, 101 Federal Street, Boston, MA 02110, Attention: Brian J. Crush, P.C., or at such other place as Tenant may from time to time designate in a written notice to Landlord.

     All notices, demands, and requests by Tenant to the Landlord shall be sent to Landlord at PO Box 8283, Haverhill, MA 01835, Attention: Christopher Lewis or at such other place or to such other parties as Landlord may from time to time designate in a written notice to Tenant.

                                  ARTICLE 19.
                                  -----------

                             LESSER AMOUNT OF RENT
                             ---------------------

     No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Fixed Rent and Additional Rent herein stipulated shall be deemed to be other than on account of the earliest Fixed Rent or Additional Rent, nor shall any endorsement or statement on any check or any lettering accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease or at law provided.

                                  ARTICLE 20.
                                  -----------

                                QUIET ENJOYMENT
                                ---------------

     Section 1. Landlord covenants and agrees that it has and will have at the commencement of the term of this Lease the full right and power to execute and perform this Lease and to grant the estate demised herein.

     Section 2. Landlord covenants and warrants that Tenant, upon paying the Fixed Rent, additional rent and all charges herein provided for and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, shall lawfully and quietly hold, occupy and enjoy the PREMISES during the term of the Lease, without hindrance or molestation of Landlord or any person or persons claiming under Landlord, and Landlord covenants and agrees that it will defend Tenant in such peaceful and quiet use and possession of the PREMISES against the claims of all such persons.

                                  ARTICLE 21.
                                  -----------

                       LIMITATION OF LANDLORD'S LIABILITY
                       ----------------------------------

     The term "Landlord" as used in this Lease, so far as covenants and/or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the building and in the event of any transfer or transfers of the title to such fee Landlord herein named (and in the case of any subsequent transfers or conveyances the then grantor) shall be automatically freed and relieved from and after the date of such conveyance or transfer or all liability for the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant. Further, in the event of any transfer or transfers of title of such fee, whether by Liquidation or otherwise, then, as a pre-condition to the validity of any such transfer, the transferee shall expressly assume and accept all of the obligations of Landlord herein, and the transferor shall, prior to the effective date of any such transfer, provide Tenant with an original counterpart of such assumption and assignment signed by the transferee.

                                  ARTICLE 22.
                                  -----------

                                ESTOPPEL NOTICES
                                ----------------

     Tenant agrees at any time and from time to time upon not less than twenty-one (21) days prior written request by Landlord to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), the Commencement Date of the term hereof and the dates to which the Fixed Rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser of Landlord's interests herein.

                                  ARTICLE 23.
                                  -----------

                                    REMEDIES
                                    --------

     The specified remedies to which Landlord and Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord or Tenant my be lawfully entitled in case of any breach or threatened breach of any provisions of this Lease. This failure of Landlord or Tenant to insist in any one or more cases upon the strict performance of any of the covenants of the Lease or to exercise any option herein contained shall not be construed as a waiver or a relinquishment for the future of such covenant or option. A receipt by Landlord of rent .with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord or Tenant of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord or Tenant (as the case may be). In addition to the other remedies in this Lease provided, Landlord or Tenant shall be entitled to the restraint by injunction of the violation or attempted or threatened violation, of any of the covenants or other provisions of this Lease.

                                  ARTICLE 24.
                                  -----------

                               UNAVOIDABLE DELAYS
                               ------------------

     In the event that Landlord or Tenant shall be delayed or prevented from performing any of its obligations pursuant to the provisions of this Lease (other than Tenant's obligation to pay money) due to governmental action, or lack thereof, or due to shortages of or unavailability of materials and/or supplies, labor disputes, strikes, slow downs, job actions, picketing, secondary boycotts, fire or other casualty, delays in transportation, acts of God, failure to comply or inability to comply with any orders or request of any governmental agencies or authorities, acts of declared or undeclared war, public disorder, riot or civil commotion, or due to any other cause beyond the reasonable control of such party, then such party shall in any or all such events be excused from its obligation to perform and comply with such provisions of this Lease for a period of time commensurate with any delay so caused, without any liability to the other party therefor whatsoever, and all times periods provided for herein for performance of any such obligations shall be extended for a period of time commensurate with any such delay.

                                  ARTICLE 25.
                                  -----------

                                 SUBORDINATION
                                 -------------

     Tenant covenants that its rights under this Lease are now and will be subordinate to the operation and effect of any existing Mortgage and/or any subsequent mortgage hereafter existing (all of which may be referred to in this Lease as "Mortgage") upon the PREMISES or any part or portion thereof without any further written document from Tenant; however, Tenant agrees to execute any instrument required by Landlord in furtherance of the provisions hereof.

     1. In the event of any default by Landlord under any mortgage affecting the PREMISES, Tenant shall have the right, but shall have no obligation, to pay or cause to be paid any such indebtedness according to its terms and to deduct and set off any such payment from any amounts payable hereunder to Landlord.

     2. Upon the request of the Landlord or any holder of a mortgage on the PREMISES, Tenant shall enter into an attornment agreement with such mortgagee.

                                  ARTICLE 26.
                                  -----------

                               NOTICES OF DEFAULT
                               ------------------

     Tenant agrees that any default notice served upon Landlord shall also be served upon any mortgagee of the PREMISES, the name(s) of which Landlord shall have furnished to Tenant theretofore. Tenant further agrees that Landlord's mortgagee(s) shall have and be deemed to have the same opportunity to cure any of Landlord's defaults pursuant to the provisions of this Lease as Landlord shall be granted pursuant to the provisions of this Lease.

                                  ARTICLE 27.
                                  -----------

                                NOTICE OF LEASE
                                ---------------

     Upon request of either of the parties hereto, the parties agree to execute a Notice of Lease of this Lease Agreement for purposes of recording in the County in which the PREMISES are located. Said Notice of Lease shall not amend, alter or modify any of the terms, covenants or conditions of this Lease. The purpose of such Notice of Lease shall be to furnish notice of the existence of this Lease to any prospective purchasers or mortgagees of the PREMISES or assignees of the interests of either party hereto or to any other party having an interest in the PREMISES.

                                  ARTICLE 28.
                                  -----------

                                      USE
                                      ---

     It is specifically understood and agreed that no part of the PREMISES shall, at any time, be used for any purpose which shall emit or produce load noises, vibrations, noxious fumes or odors or for any purpose which shall constitute a nuisance or be unlawful.

                                  ARTICLE 29.
                                  -----------

                             CONDITION OF PREMISES
                             ---------------------

     The PREMISES are being leased by Landlord to Tenant, and shall be delivered to Tenant, in their present condition "as is" and Landlord shall not be obligated to perform any additional work of any type or nature whatsoever in connection with said PREMISES in order to prepare same for Tenant's use or occupancy. Tenant shall, at its own sold cost and expense, obtain any and all zoning and other governmental permits required in connection with the operation of its business in the PREMISES for the use(s) herein specified or permitted.

                                  ARTICLE 30.
                                  -----------

                                  LATE CHARGES
                                  ------------

     In the event that any installment of Fixed Rent, or additional rent for impositions or the like shall be delinquent and overdue for a period in excess of ten (10) days, a "late charge" of five cents ($.05) for each dollar ($1.00) so delinquent and overdue may be charged to Tenant by the Landlord for the purpose of defraying and the Landlord's expenses incident to handling such delinquent payment. This charge shall be in addition to, and not in lieu of, any other remedy which the Landlord may have and is in addition to any reasonable fees and charges of any attorney which the Landlord may employ to enforce the Landlord's remedies in connection with any default hereunder, whether such remedy(ies) shall be authorized herein, or by law.

     Such "late charges", if not previously paid, shall, at the option of the Landlord, be added to and become a part of the succeeding monthly installment of Fixed Rent to be made under the Lease.

                                  ARTICLE 31.
                                  -----------

                                 MISCELLANEOUS
                                 -------------

     (a) The covenants and agreements herein contained shall bind and inure to the benefit of Landlord and Tenant, their heirs, executors, administrators, successors and assigns.

     (b) Whenever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and the neuter genders.

     (c) The enumeration anywhere in this Lease of any right or remedy of either party shall not be construed as an exclusion or substitution of any other rights or remedies conferred under this Lease or applicable by law.

     (d) This Lease shall not be modified or canceled except by a writing subscribed to by the parties.

     (e) The submission of this Lease for examination does not constitute a reservation of or option for the PREMISES and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

     (f) This Lease shall be governed by and in accordance with the laws of the Commonwealth of Massachusetts.

                                  ARTICLE 32.
                                  -----------

                               GUARANTY OF LEASE
                               -----------------

     Tenant shall provide Landlord with a duly executed Guarantee by Qualtron Teoranta, a foreign corporation, organized under the laws of Ireland guaranteeing the prompt performance by Tenant of all of the conditions and covenants set forth herein. A copy of said Guarantee is attached hereto as Exhibit "C" and is made a part here.

                                  ARTICLE 33.
                                  -----------

                         GUARANTY OF SUBROGATION RIGHTS
                         ------------------------------

     The Tenant waives all rights of recovery against the Landlord or Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from the Tenant's insurance carriers, and will deliver to the Landlord, waivers of the subrogation rights under the respective policies to the extent such are available at commercially reasonable rates.

                                  ARTICLE 34.
                                  -----------

                             SURRENDER OF PREMISES
                             ---------------------

At the expiration of the term, the Tenant shall quit and surrender possessions of the said REMISES to the Landlord. The Landlord shall have the right during the last ninety (90) days of the term hereof to make a comprehensive inspection of the PREMISES. In the event any repairs must be made by Tenant the same shall be made prior to the expiration of the lease term.

                                  ARTICLE 35.
                                  -----------

                               RESTRICTION ON USE
                               ------------------

     The PREMISES shall be used and occupied only and for no other purposes than the manufacturing of communications equipment* and related products and office uses incidental thereto as permitted by Article 7 above. In addition, Tenant represents, warrants and covenants that prior to the expiration of the initial three (3) year term of this lease it shall not make capital expenditures within the PREMISES in excess of $1,000,000 and Tenant acknowledges that such restriction and limitation is a requirement of the tax-exempt MIFA bonds used to finance the construction of the building . For purposes hereof "Capital Expenditures" means both new expenditures made within the PREMISES and expenditures made within three (3) years prior to the, commencement date of the term of this lease for equipment used within the PREMISES.

                                   *and light electronics

                                  ARTICLE 36.
                                  -----------

                            INVALIDITY OF PROVISIONS
                            ------------------------

     If any term or provision of this Lease or the application hereof to any person or circumstance shall, to any extent, be invalid or unenforceable, or subsequently become invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law, except that in the event such invalidity or unenforceability has the effect of increasing Landlord's obligations or decreasing Landlord's benefits, including but not limited to Fixed Rent or any additional rent, then Landlord shall have the option of terminating this Lease.

                                  ARTICLE 37.
                                  -----------

                              HAZARDOUS SUBSTANCES
                              --------------------

     Hazardous Substances: As used herein, "Hazardous Substance" means any substance that is toxic, ignitable, reactive or corrosive and that is regulated by any local government, the State of Massachusetts or the United States government. "Hazardous substance" includes any and all material or substances that are defined as "hazardous waste", "extremely hazardous waste", or a "hazardous substance" pursuant to state, federal or local government law. "Hazardous Substance" includes, but is not limited to, asbestos, polychlorobiphenyls ("PCBs") and petroleum products.

     Tenant represents, warrants and covenants that it shall not bring, use or store any HAZARDOUS SUBSTANCES within or outside of the PREMISES.

     The Tenant agrees to indemnify and hold harmless the Landlord from any and all claims, damages, fines, judgments, penalties, cost liabilities or losses (including without limitation, any and all sums paid for settlement of claims, reasonable attorney fees, consultant and expert fees) arising during or after the lease term from or in connection with the Tenant's use, storage or disposal of hazardous substances in or on the PREMISES, and shall include any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a Federal, State or Local Agency or Political Subdivision, in the event such HAZARDOUS SUBSTANCES are found to be present as a result of the negligence, misconduct or other acts of the Tenant or Tenant's Agents, Employees, Contractors or Invitees. This indemnification shall specifically include any and all costs due to hazardous substances that flow, diffuse, migrate or percolate into, onto or under the PREMISES after the lease term commences that become present as a result of the negligence, misconduct or other acts of the Tenant, Tenant's Agents, Employees, Contractors, or Invitees. Tenant agrees to furnish Landlord with a current list of any such HAZARDOUS SUBSTANCES used in its operation at any time said list is requested Landlord.

     ENVIRONMENTAL NOTICES AND LIENS. Tenant further warrants and represents that during the Lease Term, Tenant will promptly give Landlord notices of any Environmental Claim or Lien threatened, asserted or about to be attached or placed against the Tenant or the property.

     TENANT'S OBLIGATION TO REMEDY. If Tenant shall violate this Section or in any way conduct Tenant's operations on the PREMISES or permit the PREMISES to be used or maintained so as to subject the Landlord, the Tenant, or the PREMISES to a claimed violation, Tenant shall immediately remedy and fully cure such condition at its own cost and expense and shall indemnify and save the Landlord harmless from any and all damages, remedial orders, judgments or decrees and all costs and expenses related thereto or arising therefrom, including, but not limited to, attorneys' and consultants' fees, cleanup, removal and restoration costs and lost rentals. It is expressly understood and agreed that in the event there are any obligations or Tenant with respect to payment or performance as required under the terms and conditions of this Section that shall no have been performed or paid prior to the expiration of termination of this Lease, such obligations, any such condition at its sole cost and expense and to indemnify Landlord as foresaid, shall survive the expiration of termination of this Lease and surrender of the Leased Premises by the Tenant to the Landlord.

     TENANT'S HAZARDOUS WASTE INDEMNITY COVENANT. If any lien shall be filed against the Property or claim, demand, equitable proceeding or suit shall be made, asserted or commenced against Landlord of the Property by any government agency or any other person to pay for, or recover the cost or estimated cost of removing hazardous waste from the Property arising from an intentional or unintentional act or omission of Tenant resulting in the releasing, spilling, pumping, pouring, emitting, emptying or dumping of "Hazardous Waste", then Tenant shall, within thirty (30) days from the date that such environmental lien or claim either:

(a) Pay the Environmental Claim and remove the Environmental Lien from the Property; or
(b) Furnish a bond satisfactory to the Landlord in the amount of the claims out of which the lien arises, or furnish a cash deposit in the amount of the claims out of which the lien arises.

     Tenant shall not be liable for the presence of any hazardous substance on the PROPERTY unless caused by an act or omission of Tenant or persons engaged by Tenant or under Tenant's control.

                          (SPACE INTENTIONALLY BLANK)

IN WITNESS WHEREOF these presence have been signed, sealed and delivered the day and year first above written.

THE HAVERDYNE COMPANY, LLC

/s/ Christopher Lewis             5-12-98     /s/ Karen Garside          5-12-98
-----------------------------------------     ----------------------------------
By:  Christopher Lewis, Member       Date     Witness                       Date

/s/ Robert F. McLaughlin           5-12-98    /s/ Karen Garside          5-12-98
-----------------------------------------     ----------------------------------
By:  Robert F. McLaughlin, Member     Date    Witness                       Date

QUALTRON, INC.

/s/ Patrick Dunne                             /s/ [signature appears here]
-----------------------------------------     ----------------------------------
By:  Patrick Dunne,  (Title) CEO     Date     Witness                       Date

                                   EXHIBIT A

                           [FLOOR PLAN APPEARS HERE]

                                 EXHIBIT "B" TO
                           HAVERDYNE/ QUALTRON LEASE


     FIXED RENT PER MONTH:                        $7,223.30
     (Beginning of Term)

     ADDITIONAL RENT PER MONTH:

     Real Estate Taxes (Est.)*:                    1,141.
     Common Area Maint./Exp. (Est.):                 778.
     Insurance (Est.):                               148.

                                                  _________
     TOTAL MONTHLY RENT: (1st year)               $9,290.30

     *Initial projection for first year of lease based upon assessed value of property as of January 1, 1998 and projected assessed value as of January 1, 1999.

                                   EXHIBIT C

                                    GUARANTY

     In consideration of The Haverdyne Company, LLC (the "Lessor") granting a Lease dated ________, 1998 to PREMISES located at 135 Ward Hill Avenue in Haverhill, Massachusetts, and of making extensions of credit or extending other financial or business accommodations to Qualtron, Inc., a newly formed Massachusetts Corporation (the "Obligor") in connection with said Lease, Qualtron Teoranta, a foreign corporation organized under the laws of Ireland, having an address of Jefferson Office Park, 800 Turnpike, Suite 300, North Andover, MA 01845 (hereafter "the undersigned" and guarantor), hereby unconditionally guarantees due payment, performance and fulfillment to the Lessor of all liabilities, obligations and undertakings of Obligor to the Lessor whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, sole, joint or several, and whether consisting of obligations to pay money or to perform the Obligor's obligations to the Lessor under the Lease (the "Obligations") .

     The liability of the undersigned hereunder shall be limited to $500,000.

     This agreement shall operate as a continuing and absolute guaranty and shall remain in full force and effect until receipt by the Lessor of written notice of the revocation of this guaranty or any notice of the possible insolvency of, or transfer of substantial assets by, the undersigned. Such notice shall not affect any obligations of the undersigned existing the time such notice is received, and, if after any such revocation, notice of possible insolvency or transfer, but prior to the Lessor's receipt of such notice thereof, the Lessor grants any loan or extension to, or accepts any assignment of indebtedness of, the Obligor or takes other action in reliance upon this guaranty, the undersigned hereby agrees to indemnify the Lessor against, and save it harmless from, all loss, cost, liability, and expense which it may incur or suffer by reason of such action.

     Notice of the acceptance of this guaranty and notices of transactions entered into in reliance hereon are hereby waived. The undersigned consents to any renewal, extension or postponement of the time of payment of any of the Obligations or to any other forbearance of indulgence with respect thereto and consents to any substitution, exchange, modification or release of any security therefor or the release of any other person primarily or secondarily liable on any of the Obligations, whether or not notice thereof shall be given to the undersigned, and agrees to the provisions of any instrument, security or other writing evidencing or securing any of the obligations, and the enforcement hereof shall not be affected by the delay, neglect or failure of the Lessor to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to the Obligor in the form or manner of doing business, whether by incorporation, consolidation, merger, partnership formation or change in membership, or otherwise, it being hereby agreed that the undersigned shall be and remain bound upon this guaranty irrespective of any action, delay or omission by the Lessor in dealing with the Obligor, any of the Obligations, any collateral therefor, or any person at any time liable with respect thereto.

     On any default by the Obligor, the liability of the Undersigned hereunder shall be effective immediately and the undersigned waives all requirements of notice, demand, presentment or protest and any right which the undersigned might otherwise have to require Lessor first to proceed against the Obligor or against any other guarantor or any other person or first to realize on any security held by it before proceeding against the undersigned for the enforcement of this guaranty. The undersigned shall not assert any right arising from payment or other performance hereunder, whether by set-off or counterclaim, or claim of indemnity or reimbursement, or otherwise, until the undersigned's liability hereunder shall have been discharged in full and all of Obligations shall have been fulfilled.

     The undersigned guarantees to the Lessor the payment of any and all expenses paid or incurred by the Lessor (including reasonable attorneys' fees) in connection with the collection of all sums and obligations guaranteed hereunder, whether such collection be from the Obligor or from the undersigned.

     If for any reason the Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any amounts included in the Obligations shall have become not recoverable from the Obligor by operation of law or for any other reason, or if any security or other guaranty shall be found invalid, the undersigned shall nonetheless be and remain bound upon this guaranty.

     Any deposits or other sums at any time credited by or due from the Lessor to the undersigned, and any securities or other property of the undersigned at any time held by the Lessor may at all times be held and treated as security for all obligations of the undersigned hereunder. Regardless of the adequacy of security, the Lessor may apply or set off such deposits or other sums against such obligations at any time.

     This instrument, and all rights and remedies of the parties, shall be determined as to their validity, construction, effect and enforcement, and in all other respects of the same or different nature, by the laws of Massachusetts; and the undersigned hereby submits itself and its property to the exclusive jurisdiction of the Massachusetts courts in all matters relating to this guaranty, or to its enforcement. No provision of this guaranty may be amended or waived except in writing signed by the Lessor.

     This guaranty is intended to take effect as a sealed instrument, shall inure to the benefit of the Lessor and its successors and assigns, and shall be binding upon the undersigned and the legal representatives, successors and assigns of the undersigned.